2019 3rd Quarter Investor Deck

November 4, 2019

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of September 30, 2019 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2019 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2018 Form 10-K. This presentation contains "forward-looking statements", within the meaning of the federal securities laws, about our business, and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2018 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's third quarter earnings release and pages 46-50 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT®

- Navient is a leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - Industry leading education loan manager supporting the economic success of our customers
  - Offering products that are focused on helping consumers refinance their education loans at the lower rates they have earned
  - Providing business processing services for healthcare and non-education related government clients

Operating Results
"Core Earnings[1]" Basis

Selected Financial Information and Ratios

(In millions, except per share amounts)	Q3 19	Q2 19	Q3 18
GAAP diluted EPS	$0.63	$0.64	$0.43
Adjusted Core Earnings EPS[2]	$0.65	$0.74	$0.56
Restructuring and regulatory-related expenses	($0.03)	($0.00)	($0.03)
Reported Core Earnings EPS[1]	$0.62	$0.74	$0.53
Average common stock equivalent	228	238	264
Ending total education loans, net	$87,933	$89,520	$96,704
Average total education loans	$89,411	$91,547	$98,689

3rd Quarter Highlights

- Adjusted Core Earnings per share of $0.65 compared to $0.56 in the year-ago quarter[2]
- Originated $1.4 billion of Private Education Refinance Loans in the quarter
- Sustained improvement in credit quality
  - Private Education loan delinquency rate declined 24%
  - FFELP loan delinquency rate declined 10%
- Well prepared for the Current Expected Credit Losses accounting standard, to take effect January 1, 2020
- Returned $166 million to shareholders through dividends and share repurchases in the quarter
  - Repurchased 9.7 million shares for $130 million
  - TNA Ratio was unchanged, at 1.27x[3]

[1] Item is a non-GAAP financial measure. See note 1 on slide 49.
[2] Adjusted diluted Core Earnings per share excludes: $9 million, $2 million, and $10 million of restructuring and regulatory-related expenses in third-quarter 2019, second-quarter 2019, and third-quarter 2018, respectively.
[3] Item is a non-GAAP financial measure. See note 4 on slide 49.

On Track to Meet or Exceed Original[1] Target Financial Metrics

	Key Company & Business Segment Metrics	
	2018 Actual	**2019 Original[1] Target**
Core Earnings Return on Equity[2]	15%	Mid-teens
Core Earnings Efficiency Ratio[3]	47%	~50%
Tangible Net Asset Ratio[4]	1.25x	1.23x – 1.25x
Net Interest Margin – Federal Education Loan Segment	0.83%	Low to Mid 80's
Charge-off Rate – Federal Education Loan Segment	0.09%	0.08% - 0.10%
Net Interest Margin – Consumer Lending Segment	3.24%	3.10% - 3.20%
Charge-off Rate – Consumer Lending Segment	1.7%	1.6% - 1.8%
EBITDA Margin – Business Processing Segment[5]	17%	High Teens

[1] Key Company & Business Segment Metrics were first provided on January 23, 2019.
[2] Item is a non-GAAP financial measure. See note 2 on slide 50.
[3] Item is a non-GAAP financial measure. See note 3 on slide 50.
[4] Item is a non-GAAP financial measure. See note 4 on slide 50.
[5] Item is a non-GAAP financial measure. See note 5 on slide 50.

Federal Education Loans Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q3 19	Q2 19	Q3 18
Segment net interest margin	0.82%	0.81%	0.82%
FFELP Loans:			
Provision for loan losses	$8	$8	$10
Charge-offs	$9	$7	$13
Charge-off rate	0.06%	0.05%	0.09%
Greater than 30-days delinquency rate	10.3%	10.5%	11.4%
Greater than 90-days delinquency rate	5.8%	6.1%	6.6%
Forbearance rate	12.6%	12.9%	12.4%
Average FFELP Loans	67,206	$69,084	$75,582
Operating Expense	$89	$89	$94
Net Income	$128	$131	$143
Number of accounts serviced for ED (in millions)	5.7	5.7	6.0
Total federal loans serviced (in billions)	$289	$289	$294
Contingent collections receivables inventory - education loans (billions)	$23.3	$26.3	$27.3

3rd Quarter Highlights

Federal Education
- Net Interest Margin: 82 basis points
- Charge-off Rate: 6 basis points

- A balanced hedging strategy has yielded strong and consistent net interest margins
- Asset recovery revenue increased $15 million, or 36%, from the year ago quarter
- FFELP loan credit continued its strong performance
  - Charge-offs declined 31% from the year-ago quarter
  - Delinquency rate declined 10% from the year-ago quarter

Consumer Lending Segment
"Core Earnings Basis"

Selected Financial Information and Ratios

($ In millions)	Q3 19	Q2 19	Q3 18
Segment net interest margin	3.45%	3.22%	3.35%
Private Education Loans (including Refinance Loans):			
Provision for loan losses	$56	$60	$75
Charge-offs [1]	$87	$87	$116
Annualized charge-off rate [1]	1.6%	1.6%	2.1%
Greater than 30-days delinquency rate	4.8%	5.0%	6.3%
Greater than 90-days delinquency rate	2.3%	2.5%	2.9%
Forbearance rate	3.0%	2.9%	3.9%
Average Private Education Loans	22,205	$22,463	$23,107
Operating Expense	$44	$34	$38
Net Income	$79	$85	$72

3rd Quarter Highlights

Consumer Lending
- Net Interest Margin: 3.45%
- Charge-off Rate: 1.6%

- Originated $1.4 billion of Private Education Refinance Loans in the quarter, a 57% increase from the year-ago quarter

- Credit continues its strong performance
  - Charge-offs declined 25% from the year-ago quarter
  - Forbearance rate declined 23% from the year-ago quarter
  - Delinquency rate declined 24% from the year-ago quarter

- Continued our best in class secured funding strategy
  - Issued Private Education ABS transaction for $535 million
  - Available capacity under Private Education Loan facilities is $306 million

[1] Excluding the $21 million and $32 million of charge-offs on the receivable for partially charged-off loans in third-quarter 2019 and third-quarter 2018, respectively, that occurred as a result of changing the charge-off rate from 80.5% to 81% in third quarter 2019 and from 79% to 80.5% in third-quarter 2018.

Originating Education Loans is an Attractive Opportunity

Sizable Market With Attractive Yields [1]

Estimated Total Market Annual Originations and Yields ($'s in billions)



$11
$12
$12
~7%
~8%
~5%
Estimated 2019 Originations
Estimated Average Yields
Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans

Estimated Outstanding Education Loan Market [2]

$1.5 Trillion as of FFYE 9/30/2018 ($'s in billions)



Federal Loans (excl. Grad PLUS), $1,372
Grad PLUS, $67
Private Education Loans, $118

- Estimated average yields since 2014 for newly originated Grad PLUS loans and in-school Private Education Loans have ranged from 6% to 10%

Leveraging Our Existing Infrastructure to Generate Value

- Private Education Refinance Loans:
  - Targeting low to mid teens ROE at scale
  - Life of loan loss expectation of 1.5% [3]
  - Weighted average life of ~3.5 years
- In-School Private Education Loans:
  - Targeting mid to high teens ROE at scale
  - Life of loan loss expectations of 6% [3]
  - Weighted average life of ~8 years

[1] Source: Navient estimates for total originations based on "Baum, Sandy, Jennifer Ma, Matea Pender, and CJ Libassi (2018), Trends in Student Aid 2018, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third party company filings.
[2] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 9/30/2018; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" July, 2018.
[3] Life of loan loss expectations are on a gross basis.

Typical Private Education Refi Borrower Profile

We serve technology first, financially responsible, digital native young professionals

Typical Borrower

	Weighted Average
Borrower Age	32
Months since Graduation	73
Education	67% advanced degrees
FICO	763
Income	$135,289
Monthly Real Free Cash Flow [1]	$3,446
Original Loan Amount	$72,250

More Accurate Assessment

Underwriters assess loan applications down to the transaction-level where available



Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Earnest Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.

Note: Figures based on statistical pool of active Earnest Refi loans on or before September 30, 2019. Calculated at or near origination. Under the terms of the Department of Education contract, we do not use ED data for any marketing or commercial purpose.

Consumer Loan Segment Credit Detail

Credit Metrics

TDR Loans ($ in millions)	3Q 19	2Q 19	3Q 18
Total delinquencies	$911	$944	$1,202
Total delinquency rate as a % of loans in repayment	10.6%	10.8%	13.4%
Loans delinquent greater than 90 days	$441	$477	$567
Greater than 90 days delinquency rate	5.1%	5.4%	6.3%
Forbearance	$513	$505	$707
Forbearance rate	5.6%	5.4%	7.3%
Charge-off rate as a % of loans in repayment	3.4%	3.4%	4.3%

Non-TDR Loans ($ in millions)	3Q 19	2Q 19	3Q 18
Total delinquencies	$118	$126	$190
Total delinquency rate as a % of loans in repayment	0.9%	1.0%	1.4%
Loans delinquent greater than 90 days	$47	$47	$69
Greater than 90 days delinquency rate	0.3%	0.4%	0.5%
Forbearance	$147	$136	$185
Forbearance rate	1.1%	1.1%	1.4%
Charge-off rate as a % of loans in repayment	0.4%	0.4%	0.5%

Allowance for Loan Loss

	September 30, 2019		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 103	$ 13,528	0.8%
TDR Loans	998	9,462	10.5%
Total before RPCO	1,101	22,990	4.8%
RPCO		603	0.0%
Total	$ 1,101	$ 23,593	4.7%

	September 30, 2018		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 92	$ 13,650	0.7%
TDR Loans	1,134	10,131	11.2%
Total before RPCO	1,226	23,781	5.2%
RPCO		688	0.0%
Total	$ 1,226	$ 24,469	5.0%

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of September 30, 2019.

Business Processing Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q3 19	Q2 19	Q3 18
Government Services	$39	$40	$40
Healthcare RCM Services	$27	$25	$24
Total Business Processing Revenue	**$66**	**$65**	**$64**
Operating Expenses	$54	$56	$59
EBITDA [1]	$13	$11	$8
EBITDA Margin [1]	20%	17%	13%
Net Income	**$9**	**$7**	**$4**
Contingent collections receivables inventory (billions)	$14.2	$15.0	$13.1

3rd Quarter Highlights

Business Processing

- EBITDA Margin [1]: 20%

- Improving margins delivered through disciplined expense management and fixed cost takeout
- Contingent collections receivables inventory increased 8% to $14.2 billion from the year-ago quarter as a result of new placements
- Won and implemented multiple engagements across healthcare RCM and government services

[1] Item is a non-GAAP financial measure. See note 5 on slide 50.

Focused on Improving Margin and Organic Business Processing Growth

Well Positioned for Long-Term Growth

- Providing business processing services for approximately 600 clients in Government and Healthcare Services
  - Integrated technology solutions and superior data-driven approach allows governments to achieve processing efficiencies
  - Full service provider of end-to-end revenue cycle solutions to U.S. based hospitals and healthcare systems
- Leveraging existing infrastructure along with 40 years of data, analytics and processing experience to deliver best-in-class performance and compliance

Growing Fee Revenues at Attractive Margins



Total Business Processing Fee Revenues
($ in millions)
$174
$212
$267
$199
2016
2017
2018
YTD 2019

	2016	2017	2018	YTD 2019
EBITDA Margin [1]	16%	13%	17%	19%

[1] Item is a non-GAAP financial measure. See note 5 on slide 50.

Navient Is Focused On Expense Efficiency


Full-Year 2018 Comparable Core
Earnings Total Expenses
($'s in Millions)
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
(11%)
2017
2018


YTD 2019 Comparable Core
Earnings Total Expenses
($'s in Millions)
$750
$725
$700
$675
$650
(3%)
YTD 18
YTD 19

Continued to build on our strong track record of improving operating efficiency and managing an expense structure that compares favorably to our peers

Note: See slides 47 and 48 for additional detail.

Higher Education Industry

Federal government is the largest consumer lender, owning or guaranteeing $1.4 trillion in student loans

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- The number of federal borrowers is up by 51 percent since 2007.

Total student loan originations, by type



110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 92 percent of the $1.6 trillion outstanding in student loans.

Ownership distribution of student loans



FFELP guarantors 2%
Private 8%
FFELP owned privately 10%
Perkins 0.4%
Dept of Education loan 80%
92% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 3/31/19 from FSA Data Center, originations from College Board, "Trends in Student Aid 2018", MeasureOne, "Private Student Loan Report" June 2019

In its role as a student loan servicer, Navient helps borrowers successfully repay their loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

There are solutions to many of the challenges faced by borrowers

5 recommendations to improve student loan program success:

1 Provide more front-end resources to improve decision making.

Students and their families need tools to understand how much they'll need to borrow to earn the degree—not simply the current semester—and to assess the likely economic benefits of a chosen field. This kind of information will help students and parents make a more informed assessment about what they can afford.

2 Improve the college completion rate

Just 6 out of 10 bachelor's degree students graduate in six years. Borrowers who struggle the most are often non-completers with low levels of debt. Schools should have some skin in the game when students do not complete and are unable to repay. Many colleges are experimenting with novel approaches to improve graduation rates and should be encouraged and rewarded.

3 Simplify repayment.

Currently, the government offers 16 repayment plans, 9 forgiveness programs, and 33 deferment and forbearance options—each with its own nuances, payment schedules, qualifications, and complex enrollment criteria. They should be and can be simplified. For example, collapsing the multiple income-driven repayment options into one plan with the most appropriate borrower-friendly terms would be a good start.

4 Help borrowers pay off early.

In the rush to help student borrowers, too many have trumpeted lower payments over longer periods as the universal solution despite the higher interest costs many borrowers will pay. We need programs that help struggling borrowers through short-term and long-term challenges, but anyone enrolling should understand the trade-offs to be able to make the right choice for their financial circumstances.

5 Encourage borrowers to engage with their loan servicers.

Default is avoidable, but borrower contact is key. As a servicer, we've found that nine times out of 10, when we reach struggling federal loan borrowers we are able to help them avoid default by getting them into a repayment plan that works for them. Contact works; let's encourage it.

navient.com/views

Navient's default prevention expertise has been a key factor in the decline of the national default rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment.
- In 2019, the Department of Education announced the 2016 CDR was 10.1%, a decrease from the previous year (10.8%).
- The CDR for Navient-serviced customers was 6.8 percent, 37 percent lower than the national rate excluding Navient-serviced borrowers.
- Our outreach to borrowers is key. Nine times out of 10, if we can reach a struggling borrower, we can help him or her avoid default.



2016 three-year cohort default rate
10.1%
Navient's CDR is 37 percent lower than all others
6.8%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/25/19; Navient data
The 2016 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2015, and Sept. 30, 2016, and who defaulted in a three-year window by fall of 2018. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's marketshare from the overall national cohort default rate; the resulting CDR for non-Navient serviced borrowers is 10.9%.

The borrowers who struggle most are often non-completers with less than $10,000 in debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
Percent
25
20
15
10
5
0
Completed Degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-Year Default Rate by loan size, 2011 Repayment Cohort (parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
Percent
25
20
15
10
5
0
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

In 1990, there were two repayment plans, and the most complex area was deferment

Forbearance
Discretionary Forbearance
- Hardship Forbearance


Forbearance
Deferments
1990
Forgiveness
(Not Available)
Repayment
Plans

Deferment
1. School Full-Time
2. School Half-Time
3. Graduate Fellowship
4. Unemployment Deferment – 2 years
5. Rehabilitation Training Program
6. Teacher Shortage
7. Internship/Residency Training
8. Temporary Total Disability
9. Armed Forces or Public Health Services
10. National Oceanic and Atmospheric Administration Corps
11. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer
12. Parental Leave
13. Mother Entering/Re-entering Work Force

Repayment Plans
1. Standard
2. Graduated

Today's repayment options are numerous and complex



Forbearance
Deferments
2019
Forgiveness
Repayment Plans

Forbearance

Discretionary Forbearance
- Hardship Forbearance

Mandatory Forbearance
- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance
- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness
- Borrower Defense to Repayment

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)
20. Cancer Treatment Deferment

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

We've piloted solutions to reduce complexity

IDR eSign Enrollment

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature. We have now rolled out the program to assist past-due borrowers across the FFELP portfolio.

The eSign pilot nearly tripled IDR application return rates



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

PRO Plan

Navient created a personalized report to help new-to-repayment borrowers to compare their options.



NAVIENT
Department of Education Loan Servicing
Your Personalized Repayment Options (PRO) Plan is now available
You're about to begin repaying your loans - do you know what option is right for you?
Your PRO Plan is a simple guide to understanding your repayment options once you start paying your loans
View your PRO Plan today

Navient delivers strong performance for borrowers

Navient-serviced borrowers are 37% less likely to default



10.1%
6.8%
Default rate (%)
Navient's CDR is **37 percent** lower than all others
All borrowers
Navient-serviced borrowers

Forbearance usage is in-line with other servicers

Borrowers in forbearance as a percent of repayment*



Borrowers in forbearance (%)
20
15
10
5
0
03/14 06/14 09/14 12/14 03/15 06/15 09/15 12/15 03/16 06/16 09/16 12/16 03/17 06/17 09/17 12/17 03/18 06/18 09/18 12/18 03/19 06/19
PHEAA
Great Lakes
Navient
Nelnet

Note: increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

Navient's IDR enrollment leads comparable servicers



PHEAA
Great Lakes/ Nelnet
Navient
NFP
**Percent of Borrowers (%)
30
25
20
15
10
5
0
03/15 06/15 09/15 12/15 03/16 06/16 09/16 12/16 03/17 06/17 09/17 12/17 03/18 06/18 09/18 12/18 03/19 06/19

Data-driven programs help make contact

9 times out of 10

...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.



E-Mail
Phone Call
Mail
Video
Text Message

90%

of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 09/24/2019; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of June 2019, accessed 10/24/2019. **Excludes borrowers enrolled in Public Service Loan Forgiveness which are placed with one servicer. Nelnet services direct student loans under two brands, Nelnet & Great Lakes

*Including all types of forbearance, including forbearance necessary for IDR enrollment

Funding & Liquidity

Q3 2019 Capital Management

Capital Return

- ✓ Repurchased 9.7 million common shares for $130 million
  - Since inception [1], returned $3.1 billion through share repurchases
- ✓ Paid $36 million in dividends to shareholders
  - Since inception [1], returned $1.1 billion through dividends
- ✓ The tangible net asset ratio is unchanged at 1.27x [2]

Financing

- ✓ Issued FFELP ABS transaction for $749 million, with a weighted average life of 5.0 years
- ✓ Issued Private Education Loan ABS transactions for $535 million, with a weighted average life of 3.5 years
- ✓ Optimized secured facilities, with $1.7 billion of available capacity
- ✓ On October 18, 2019, announced fourth-quarter make-whole call of $1 billion of unsecured debt, which would have matured in March of 2020

[1] Inception is the period from May 1, 2014 through September 30, 2019.
[2] Item is a non-GAAP financial measure. See note 4 on slide 50.

FFELP ABS Transactions

	NAVSL 2019-4					NAVSL 2019-3				
Pricing Date: **Settlement Date:**	October 16, 2019 October 25, 2019					September 17, 2019 September 26, 2019				
Issuance Amount:	$497M					$749M				
Collateral:	U.S. Government Guaranteed FFELP Consolidation, FFELP Non-Consolidation Loans, and HEAL Loans					U.S. Government Guaranteed FFELP Consolidation and Non-Consolidation Loans				
Prepayment Speed [1]:	4% CPR FFELP Consolidation / 6% CPR FFELP Non-Consolidation 8% CPR FFELP Rehabilitation / 6% CPR HEAL					4% CPR Consolidation / 6% CPR Non-Consolidation / 8% CPR Rehabilitation				
Tranching:	**Class**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**	**Class**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**
	A-1	Aaa / AAA / AAA	$131	1.00	1ML + 0.28%	A	Aaa / AA+ / AAA	$739	4.95	1ML + 0.83%
	A-2	Aaa / AA+ / AAA	$359	5.93	1ML + 0.81%	B	Aaa / AA / AAA	$11	10.33	1ML + 1.55%
	B	Aaa / AA / AAA	$7	9.83	1ML + 1.60%					

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by Moody's (M), S&P (S), and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Private Education Loan ABS Transactions

	NAVSL 2019-F					NAVSL 2019-E				
Pricing Date: **Settlement Date:**	October 17, 2019 October 24, 2019					July 23, 2019 August 1, 2019				
Issuance Amount:	$714M					$535M				
Collateral:	Private Education Refi Loans					Private Education Refi Loans				
Prepayment Speed [1]:	12% Constant Prepayment Rate					12% Constant Prepayment Rate				
Tranching:	**Class**	**Ratings (S/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**	**Class**	**Ratings (S/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**
	A-1	AAA / AAA	$293	1.00	EDSF + 0.43%	A-1	AAA / AAA	$263	1.26	EDSF + 0.45%
	A-2	AAA / AAA	$384	4.97	Swaps + 1.05%	A-2A	AAA / AAA	$178	5.17	Swaps + 0.87%
						A-2B	AAA / AAA	$50	5.17	1ML + 0.92%
	B	NR / AA	$38	8.48	Swaps + 1.50%	B	NR / AA	$44	8.37	Swaps + 1.50%

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by S&P (S) and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Long-term Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Execute TNA ratio [1] within guidance
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and originations); Share repurchases; Investments that exceed our return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

[1] Item is a non-GAAP financial measure. See note 4 on slide 50.

Actual Cash Flows From Our Education Loan Portfolio Are Exceeding Initial Projections

Projected vs. Actual Cash Flows Received from June 30, 2014 to December 31, 2018
($'s in Billions)



$15
$21
Projected Cash Flows
Actual Cash Flows Received

Since separation, Navient has primarily used excess cash flows to reduce unsecured debt and return capital to shareholders[1]
($'s in Billions)



$0.6
$0.7
$0.9
$2.7
$6.1
$9.7Bn
88%
Reduction of Unsecured Debt
Share Repurchases
Dividends
Capital Held for Education Loans Acquired
Corporate Acquisitions

Additional cash flows of $6 billion were generated primarily by enhanced financing activity and acquisitions of additional education loan portfolios

[1] From June 30, 2014 through December 31, 2018.
Note: Capital held for education loans acquired assumes equity of 50 basis points for $24 billion of FFELP loans, 5% for $3 billion of Private Education Refinance Loans, and 10% for $4 billion of Private Education Loans.

Optimized Capital Structure

Long-Term Conservative Funding Approach [1]

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - We pursue opportunities to repurchase debt in the open market
- 83% of our education loan portfolio is funded to term
  - YTD 2019 issuance of $2.9 billion of Private Education Loan ABS compared to $1.7 billion during the year ago period
- Returned $166 million to shareholders through dividends and share repurchases in Q3 19

Managing Unsecured Debt Maturities



(par value, $ in billions)
$7.1
$10.4
$5.4
$9.8
$5.4
$8.5
$5.1
$8.9
$4.0
$7.6
$2.9
$7.6
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
09/30/19
Maturities within 5 years
Maturities beyond 5 years

[1] As of 9/30/2019.

Managing Unsecured Debt Maturities

On October 18, 2019, announced fourth-quarter make-whole call of $1 billion of unsecured debt, which is expected to reduce 2020 maturity balance to $1.1 billion

(par value, $ in billions)



$2.2
$0.0
$2.1 $2.1
$1.4 $1.4
$1.8 $1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.5 $0.5
$0.0 $0.0
$1.6
$1.4
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+
As of September 30, 2018
As of September 30, 2019

Long-term Conservative Funding Approach

- Unsecured debt is a critical part of Navient's capital structure
  - Focused on maintaining our credit ratings to support access to capital markets
- We continue to proactively manage our unsecured debt issues
  - Navient's unsecured debt complex has declined $2.4 billion or 19%, since the year ago quarter

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**9/30/19**
Secured	
Residual (including O/C)	$5.0
Floor Income	1.6
Servicing	2.2
Total Secured	$8.8
Unencumbered	0.4
Total FFELP Cash Flows	**$9.2**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$7.3
Servicing	0.5
Total Secured	$7.8
Unencumbered	3.3
Total Private Cash Flows	**$11.1**
Combined Cash Flows before Unsecured Debt	**$20.3**
Unsecured Debt (par value)	$10.6

Enhancing Cash Flows

- Generated $1.9 billion of cash flows in YTD 2019
- Paid down unsecured debt of $1.0 billion in YTD 2019
- Returned $0.5 billion to shareholders through share repurchase and dividends in YTD 2019
- Acquired $3.4 billion of student loans in YTD 2019
- $20.3 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$8 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.7 billion of unencumbered student loan assets
- $0.8 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1]Includes the PC Turbo Repurchase Facility Debt totaling $2.5B as of 9/30/2019.

Education loan portfolio generates meaningful cash flows over the next five years

Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.4
$1.5
$1.3
$1.1
$1.0
2019 Remaining
2020
2021
2022
2023
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.4
$1.3
$1.1
$1.0
$0.9
2019 Remaining
2020
2021
2022
2023
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $5.3 billion in cash flows through 2023, excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.5 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $4.7 billion in cash flows through 2023, excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.2 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 9/30/2019	2019	2020	2021	2022	2023	2024	2025	2026
Projected FFELP Average Balance	$64,663	$60,455	$54,061	$47,924	$42,202	$36,744	$31,541	$26,665
Projected Excess Spread	$214	$628	$569	$508	$458	$411	$369	$349
Projected Servicing Revenue	$80	$307	$281	$255	$231	$205	$181	$155
Projected Total Revenue	$294	$935	$850	$763	$689	$617	$550	$505

	2027	2028	2029	2030	2031	2032	2033+
Projected FFELP Average Balance	$22,118	$17,882	$13,934	$10,339	$7,402	$4,950	$1,240
Projected Excess Spread	$310	$275	$232	$190	$147	$148	$156
Projected Servicing Revenue	$130	$105	$81	$59	$41	$27	$43
Projected Total Revenue	$439	$379	$313	$249	$188	$175	$199

- Total Cash Flows from Projected Excess Spread = $5.0 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.2 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions	3Q19YTD	2018	2017	2016
FFELP				
Term Securitized				
Servicing (Cash Paid)	$ 193	$ 288	$ 314	$ 342
Net Residual[1] (Excess Distributions)	$ 538	583	643	624
Other Secured FFELP				
Net Cash Flow [2, 3]	128	706	612	503
Total FFELP	$ 859	$ 1,577	$ 1,569	$ 1,469
Private Credit				
Term Securitized				
Servicing (Cash Paid)	$ 102	$ 147	$ 163	$ 180
Residual (Excess Distribution)	258	575	419	330
Other Secured Financings				
Net Cash Flow	529	332	160	33
Total Private Credit	$ 889	$ 1,054	$ 742	$ 543
Total Proceeds from Residual Sales				
Total FFELP and Private Credit	$ 1,748	$ 2,631	$ 2,311	$ 2,013

Average Principal Balances	3Q19YTD	2018	2017	2016
FFELP				
Term FFELP	$ 63,588	$ 69,512	$ 72,768	$ 75,354
Other Secured FFELP	4,379	3,920	7,110	11,135
Total FFELP	$ 67,967	$ 73,432	$ 79,879	$ 86,489
Private Credit				
Term Private Credit	$ 17,054	$ 17,729	$ 19,547	$ 22,357
Other Secured Financings	3,225	3,700	2,406	612
Total Private Credit	$ 20,279	$ 21,429	$ 21,953	$ 22,969

Note: Totals may not add due to rounding
[1] Beginning 1Q2017, Net Residual has been revised to include the impact of all floor contracts.
[2] The FHLB Facility matured in 2018.
[3] Beginning 1Q2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

FFELP ABS

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 12(+) year average lives
- Floating rate securities
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011.

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program

Historical Consolidation ABS CPRs by Issuance Vintage



Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and on occasions with European risk retention
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergrad/Grad/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi	Private Education Origination
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment	$15k avg orig bal, 5-15 year term, in-school payments of immediate repayment, interest only, $25 or fully deferred
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current	April 2019 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Maximum $550,000, varies by program	Up to total cost of attendance
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools [1]	‣ Made to students and parents through college financial aid offices to fund 2- year, 4-year and graduate school college tuition, room and board ‣ Signature, Excel, Law, Med and MBA Loan brands ‣ Title IV schools only 1 ‣ Freshmen must have a cosigner with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: - Marketing channel - No school certification - Disbursement of proceeds directly to borrower ‣ Title IV schools only [1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Loans made to students and parents to refinance one or more private education loans ‣ Student must provide proof of graduation in order to obtain loan	‣ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles	‣ Made to students/cosigners with high FICO / high income / positive free cash flow and/or established credit profiles, to fund 4-year and graduate school college tuition, room and board ‣ 9-month grace period after graduation ‣ Title IV and non-profit schools only

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

2015-2019 YTD Issuance Program	Navient															
	NAV 15-A	NAV 15-B	NAV 15-C	NAV 16-A	NAV 17-A	NAV 18-A	NAV 18-B	NAV 18-C	NAV 18-D	NAV 18-E	NAV 19-A	NAV 19-B	NAV 19-C	NAV 19-D	NAV 19-E	NAV 19-F
Bond Amount ($mil)	689	700	359	488	662	507	521	632	626	688	647	550	610	560	535	714
Initial AAA Enhancement (%)	32%	36%	48%	41%	22%	12%	28%	15%	23%	14%	14%	21%	12%	22%	13%	9%
Initial Enhancement (%)	23%	36%	40%	34%	12%	4%	16%	6%	12%	5%	5%	11%	4%	13%	5%	4%
Loan Program (%)																
Signature/Law/MBA/Med	27%	52%	81%	43%	17%	0%	29%	0%	44%	0%	0%	31%	0%	63%	0%	0%
Smart Option	51%	0%	0%	29%	30%	0%	16%	0%	17%	0%	0%	24%	0%	11%	0%	0%
Consolidation	2%	8%	3%	9%	0%	0%	7%	0%	6%	0%	0%	5%	0%	12%	0%	0%
Private Education Refi	0%	0%	0%	0%	52%	100%	40%	100%	22%	100%	100%	30%	100%	0%	100%	100%
Direct to Consumer	20%	26%	8%	20%	1%	0%	8%	0%	11%	0%	0%	10%	0%	13%	0%	0%
Career Training	0%	13%	8%	0%	0%	0%	*	0%	*	0%	0%	0%	0%	1%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status																
School, Grace, Deferment	24%	9%	12%	12%	9%	0%	3%	0%	5%	0%	1%	6%	*	7%	*	1%
Repayment	68%	89%	85%	84%	89%	100%	95%	100%	93%	100%	99%	92%	100%	92%	100%	99%
Forbearance	8%	2%	3%	3%	2%	0%	2%	0%	2%	0%	*	2%	*	1%	*	*
WA Term to Maturity (Mo.)	155	157	159	165	135	133	148	138	155	145	151	150	151	163	147	144
WA Months in Repayment (Mo.)	30	68	60	51	23[2]	-	47[2]	-	61[2]	-	-	59[2]	-	86	-	-
% Loans with Cosigner	80%	64%	38%	69%	49%	0%	52%	0%	60%	0%	0%	55%	0%	75%	0%	0%
% Loans with No Cosigner	20%	36%	62%	31%	51%	100%	48%	100%	40%	100%	100%	45%	100%	25%	100%	100%
WA FICO at Origination	731	730	625	720	752	765	750	764	745	760	756	745	756	734	760	762
WA Recent FICO at Issuance	714	726	690	713	750	-	748	-	748	-	-	747	-	744	-	-
WA FICO (Cosigner at Origination)	738	742	635	731	748	-	750	-	743	-	-	738	-	744	-	-
WA FICO (Cosigner at Rescored)	724	739	697	725	749	-	742	-	754	-	-	746	-	753	-	-
WA FICO (Borrower at Origination)	701	704	619	696	755	765	751	764	747	760	756	753	756	705	760	762
WA FICO (Borrower at Rescored)	672	704	687	685	752	-	743	-	734	-	-	749	-	716	-	-
WA LIBOR Equivalent Margin[1]	7.38%	5.58%	9.32%	7.15%	6.24%	5.21%	6.61%	5.12%	5.45%	5.35%	5.43%	6.30%	5.56%	6.02%	5.46%	5.11%

[1] Assumes Prime / 1 month LIBOR spread of 3.00%. However for 100% Private Education Refi transactions, represents the gross borrower coupon.
[2] All other loans (non-NaviRefi) have weighted average months in repayment of 79 months for NAVSL 2018-D, 78 months for NAVSL 2018-B, 49 months for NAVSL 2017-A, 88 months for NAVSL 2019-B.
* Represents a percentage greater than 0% but less than 0.5%.

Navient Private Education Legacy Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A
2017-A

Navient Corporation Appendix

Navient Is Focused On Expense Efficiency

Notable Items Impacting Total Expenses Compared to Prior Periods

($ In millions)	Q3 19	Q3 18	YTD Q3 19	YTD Q3 18
Reported Core Earnings Expenses	**$253**	**$256**	**$753**	**$741**
Year over Year Change in Reported Core Earnings Expenses	**(1%)**		**2%**	
Restructuring & Reorganization Expenses	$2	$1	$4	$10
Regulatory-Related Expenses	$7	$9	$15	$21
Adjusted Core Earnings Expenses [1]	**$244**	**$246**	**$734**	**$710**
Year over Year Change in Adjusted Core Earnings Expenses	**(1%)**		**3%**	
Contingency Reserve Release	-	-	-	($40)
3rd Party Transfer Fee	-	-	-	$9
Transition Services Agreement	$4	$9	$16	$9
Costs Associated with Proxy Contest Matters	$2	-	$11	-
Comparable Core Earnings Total Expenses [1]	**$238**	**$237**	**$707**	**$732**
Year over Year Change in Comparable Core Earnings Total Expenses	**0%**		**(3%)**	

[1] "Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

Notable Items Impacting Total Expenses Compared to Prior Year

Compared to Prior Year		
($ In millions)	**2018**	**2017**
Reported Core Earnings Expenses	**$997**	**$995**
Year over Year Change in Reported Core Earnings Expenses	**–%**	
Restructuring & Reorganization Expenses	$13	$29
Regulatory-Related Expenses	$29	$14
Adjusted Core Earnings Expenses	**$955**	**$952**
Year over Year Change in Adjusted Core Earnings Expenses	**–%**	
Duncan & Earnest Operating Expenses	$100	$30
3rd Party Transfer Fee	$9	–
Transition Services Agreement	$16	–
Impact of ASC 606	$51	–
Contingency Reserve Release	($40)	–
Comparable Core Earnings Total Expenses [1]	**$819**	**$922**
Year over Year Change in Comparable Core Earnings Total Expenses	**(11%)**	

[1] "Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

GAAP Results

(In millions, except per share amounts)	Q3 19	Q2 19	Q3 18
Net income (loss)	$145	$153	$114
Diluted earnings (loss) per common share	$0.63	$0.64	$0.43
Operating expenses	$251	$241	$255
Provision for loan losses	$64	$68	$85
Average Education Loans	$89,411	$91,547	$98,689

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 51 of this presentation and pages 13-23 of Navient's third-quarter earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q3 2019 is as follows:

$$\frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$149^{(1)}}{(\$3{,}519 + \$3{,}430 + \$3{,}301 + \$3{,}240) / 4} = 18\%^{(2)}$$

i. For a reconciliation to the full year 2018 Core Earnings Return on Equity, see slide 18 of the full year 2018 earnings presentation, dated January 23, 2019.

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, excluding restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculation for Q3 2019 is as follows:

$$\frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$244^{(1)}}{\$437 + \$64} = 49\%$$

i. For a reconciliation to the full year 2018 Core Earnings Efficiency Ratio, see slide 18 of the full year 2018 earnings presentation, dated January 23, 2019.

4. **Tangible Net Asset Ratio (TNA)** – The Tangible Net Asset Ratio measures the amount of assets available to retire the Company's unsecured debt. Management and Navient's equity investors, credit rating agencies and debt capital investors use this ratio to monitor and make decisions about the appropriate level of unsecured funding. It is measured by dividing Tangible net assets by par unsecured debt. For further detail and reconciliation, see page 22 of Navient's third-quarter earnings release.

5. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 23 of Navient's third-quarter earnings release.

[1] Excludes $9 million of restructuring and regulatory costs.
[2] Return on Equity has been annualized.

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Sep. 30, 2019	Jun. 30, 2019	Sep. 30, 2018
GAAP net income (loss)	$145	$153	$114
Net impact of derivative accounting	(7)	23	12
Net impact of goodwill and acquired intangible assets	6	11	23
Net income tax effect	(2)	(12)	(9)
Total Core Earnings adjustments to GAAP	(3)	22	26
Core Earnings net income (loss)	$142	$175	$140

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance
- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters
- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

NAVIENT